REVISED NEW ISSUE COMPUTATIONAL MATERIALS


                           $500,000,000 (APPROXIMATE)

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                               SERIES 2002 - RZ4


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                          RAMP SERIES 2002 - RZ4 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                OCTOBER 22, 2002

        (UPDATED FROM THE COMPUTATIONAL MATERIAL DATED OCTOBER 15, 2002)


                     GMAC RFC SECURITIES (graphic omitted)




Any transactions in the certificates will be effected through Residential Funding Securities Corporation.



______________________________________
The information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This inforamtion should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

______________________________________
The information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This inforamtion should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
-------------------------------------------------------------------------------
RAMP SERIES 2002- RZ4 TRUST
Computational Materials: Term Sheet

--------------------------------------------------------------------------------




TRANSACTION SUMMARY (a), (b), (c)

--------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

--------------------------------------------------------
Current Principal Balance (as of      $500,000,980.25
10/1/02)
 Loan Count
                                                3,150
 Average Original Balance                 $158,862.20
 Range of Original Balance                  $21,630 -
                                    $650,000
        $0.01 to $100,000.00                   10.71%
        $100,000.01 to $200,000.00             49.18%
        $200,000.01 to $300,000.00             29.49%
        $300,000.01 to $400,000.00              8.17%
        $400,000.01 to $500,000.00              1.53%
        $500,000.01 to $600,000.00              0.43%
        $600,000.01 to $650,000.00              0.50%
--------------------------------------------------------
 WA Gross Coupon                               8.158%
 Range of Gross Coupons              6.500% - 11.500%
        6.500% to 6.999%                        1.61%
        7.000% to 7.499%                       14.49%
        7.500% to 7.999%                       31.64%
        8.000% to 8.499%                       22.36%
        8.500% to 8.999%                       15.14%
        9.000% to 9.499%                        6.60%
        9.500% to 9.999%                        5.58%
        10.000% to 10.499%                      1.10%
        10.500% to 10.999%                      1.07%
        11.000% to 11.499%                      0.36%
        11.500% to 11.999%                      0.06%
--------------------------------------------------------
 WA Age (months)                                    1
 WA Original Term to Maturity
(months)                                          352
--------------------------------------------------------
--------------------------------------------------------
 Balloon / Fully Amortizing            4.11% / 95.89%
 First Lien / Second Lien             100.00% / 0.00%
 WA Debt-to-Income Ratio
                                               39.45%
--------------------------------------------------------
--------------------------------------------------------
 WA Credit Score
                                                  701
 Range of Credit Scores                     580 - 810
        599 or Less                             1.59%
        600 to 619                              7.10%
        620 to 639                              9.58%
        640 to 659                              7.07%
        660 to 679                              7.60%
        680 to 699                             12.36%
        700 to 719                             10.97%
        720 to 739                             15.94%
        740 to 759                             13.27%
        760 to 779                              9.16%
        780 to 799                              4.74%
        800 or Greater                          0.60%
--------------------------------------------------------

______________________________________
The information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This inforamtion should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner.

-------------------------------------------------------------------------------
        THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------
 WA Original LTV
                                              102.19%
 Range of Original LTV               78.00% - 107.00%
        85.00% or Less                          0.03%
        85.01% to 90.00%                        0.03%
        90.01% to 95.00%                        5.49%
        95.01% to 100.00%                      33.07%
        100.01% to 101.00%                      1.25%
        101.01% to 102.00%                      3.17%
        102.01% to 103.00%                     29.91%
        103.01% to 104.00%                      4.24%
        104.01% to 105.00%                      4.55%
        105.01% to 106.00%                      3.52%
        106.01% to 107.00%                     14.75%
--------------------------------------------------------
 CREDIT GRADE
 A1                                            43.03%
 A2                                            21.77%
 A3                                            14.58%
 A4                                            16.70%
 AX                                             1.86%
 AM                                             2.06%
--------------------------------------------------------
--------------------------------------------------------
 PROPERTY TYPE
 SF Detached                                   73.47%
 PUD Detached                                  11.67%
 Low-Rise Condo                                 6.83%
 Two-to-Four-Family Units                       3.36%
 PUD Attached                                   3.29%
 Townhouse                                      1.26%
 SF Detached - Site Condominum                  0.12%
--------------------------------------------------------
 OCCUPANCY STATUS
 Primary Residence                             95.55%
 Non-Owner Occupied                             3.55%
 Second/Vacation Home                           0.90%
--------------------------------------------------------
--------------------------------------------------------
 DOCUMENTATION
 Full Documentation                            86.25%
 Limited Documentation                         13.75%
--------------------------------------------------------
 LOAN PURPOSE
 Purchase                                      76.05%
 Equity Refinance                              17.25%
 Rate/Term Refinance                            6.69%
--------------------------------------------------------

______________________________________
The information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This inforamtion should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------
 PREPAYMENT PENALTY TERM
  None                                         40.24%
  12 months                                     5.67%
  24 months                                     2.15%
  30 months                                     0.16%
  36 months                                    48.88%
  42 months                                     0.07%
  48 months                                     0.42%
  60 months                                     2.40%
--------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 3%)
California                                     26.10%
Florida                                         5.29%
Arizona                                         5.21%
Texas                                           4.71%
Michigan                                        3.95%
Washington                                      3.93%
Nevada                                          3.82%
Illinois                                        3.34%
Colorado                                        3.31%
Oregon                                          3.27%
Other                                          37.07%
--------------------------------------------------------


______________________________________
The information was prepared by Salomon Smith Barney in its capacity as lead underwriter. This inforamtion should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner.